

ARTCRAFT V, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AUGUST 31, 2005



                                                                                         Pro Forma
                                      -------------------------------------------------------------------------------------
               Assets                                          SHENZHEN XIN
                                                               KAI YUAN
                                                               INFORMATION
                                                              CONSULTING CO.,
                                           ARTCRAFT V, INC.     LIMITED
                                      -------------------------------------------------------------------------------------

Current Assets
  Cash and cash equivalents                            $0                 $8,517                                    $8,517
  Accounts receivable                                   -                      -                                         -
  Inventory                                             -                      -                                         -
  Due from related party                                -                    247                                       247
  Deposit                                               -                      -                                         -
  Other receivables                                     -                 91,610                                    91,610
                                      --------------------   --------------------                        ------------------

     Total Current Assets                               -                100,374                                   100,374
                                      --------------------   --------------------                        ------------------

Fixed assets, net                                       -                 24,440                                    24,440
                                      --------------------   --------------------                        ------------------

     Total Assets                                      $0               $124,814                                  $124,814
                                      ====================   ====================                        ==================


Liabilities and Stockholders' Equity

Current Liabilities
  Accounts payable                                 $2,086                 $3,079 (2)           $30,000             $35,165
  Due to related party                             16,005                      -                                    16,005
  Current portion, obligation under lease               -                      -                                         -
  Provision for value-added tax                         -                      -                                         -
  Provision for income tax                              -                      -                                         -
                                      --------------------   --------------------                        ------------------

     Total Current Liabilites                      18,091                  3,079                                    51,170

Employee welfare reserve                                -                      -                                         -
                                      --------------------   --------------------                        ------------------

     Total Liabilities                             18,091                  3,079                                    51,170

Stockholders' Equity
  Common stock                                        250                      -                                       250
  Legal reserve/share capital                           -                121,000 (1)          (121,000)                  -
  Additional paid in capital                       62,650                      -                40,009             102,659
  Subscription receivable                         (60,000)                                      60,000                   -
  Cumulative foreign currency translation               -                  3,731                                     3,731
  Retained earnings                               (20,991)                (2,996)(1)            20,991             (32,996)
                                                                                 (2)           (30,000)
                                      --------------------   --------------------     -----------------  ------------------

     Total Stockholders' Equity                   (18,091)               121,735                                    73,644
                                      --------------------   --------------------     -----------------  ------------------

     Total Liabilities and
           Stockholders' Equity                        $0               $124,814                    $0            $124,814
                                      ====================   ====================     =================  ==================


ARTCRAFT V, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
For the Period January 1, 2005 through August 31, 2005



                                                                                         Pro Forma
                                      -------------------------------------------------------------------------------------
               Assets                                          SHENZHEN XIN
                                                               KAI YUAN
                                                               INFORMATION
                                                              CONSULTING CO.,
                                           ARTCRAFT V, INC.     LIMITED
                                      -------------------------------------------------------------------------------------

Sales revenue                                             $0              $11,873                                   $11,873

                                           ------------------  -------------------                        ------------------

                                                           -               11,873                                    11,873

Cost of goods sold                                         -                    -                                         -

                                           ------------------  -------------------                        ------------------

                                                           -                    -                                         -

Gross Profit                                               -               11,873                                    11,873
                                           ------------------  -------------------                        ------------------

General, selling and
administrative expenses                               17,391               13,761 (2)            30,000              61,152
                                           ------------------  -------------------     -----------------  ------------------

Operating income ( loss )                            (17,391)              (1,888)              (30,000)            (49,279)
                                           ------------------  -------------------     -----------------  ------------------

Nonoperating (income) expense

      Interest income                                      -                 (114)                                     (114)
      Other income                                         -                    -                                         -
      Interest expenses                                    -                    -                                         -

                                           ------------------  -------------------                        ------------------

Total nonoperating income ( expenses )                     -                 (114)                                     (114)
                                           ------------------  -------------------                        ------------------

Income ( loss ) before provision for income tax      (17,391)              (1,774)                                  (49,165)

Provision for income taxes                                 -                    -                                         -
                                           ------------------  -------------------                        ------------------


Net income ( loss )                                 ($17,391)             ($1,774)             ($30,000)           ($49,165)
                                           ==================  ===================     =================  ==================




ARTCRAFT V, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
DECEMBER 31, 2004



                                                                                         Pro Forma
                                      -------------------------------------------------------------------------------------
               Assets                                          SHENZHEN XIN
                                                               KAI YUAN
                                                               INFORMATION
                                                              CONSULTING CO.,
                                           ARTCRAFT V, INC.     LIMITED                  Adjustments         Pro Forma
                                      -------------------------------------------------------------------------------------

Current Assets
  Cash and cash equivalents                            $0               $119,445                                  $119,445
  Accounts receivable                                   -                      -                                         -
  Inventory                                             -                      -                                         -
  Due from related party                                -                    242                                       242
  Deposit                                               -                      -                                         -
  Prepaid expenses                                      -                    109                                       109
                                      --------------------   --------------------                        ------------------

     Total Current Assets                               -                119,796                                   119,796
                                      --------------------   --------------------                        ------------------

Fixed assets, net                                       -                  2,892                                     2,892
                                      --------------------   --------------------                        ------------------

     Total Assets                                      $0               $122,688                                  $122,688
                                      ====================   ====================                        ==================


Liabilities and Stockholders' Equity

Current Liabilities
  Accounts payable                                     $0                 $2,653 (2)           $30,000             $32,653
  Due to related party                              2,500                      -                                     2,500
  Current portion, obligation under lease               -                      -                                         -
  Deferred revenue                                      -                    257                                       257
  Provision for income tax                              -                      -                                         -
                                      --------------------   --------------------                        ------------------

     Total Current Liabilites                       2,500                  2,910                                    35,410

Employee welfare reserve                                -                      -                                         -
                                      --------------------   --------------------                        ------------------

     Total Liabilities                              2,500                  2,910                                    35,410

Stockholders' Equity
  Common stock                                        100                      - (1)                 0                 100
  Legal reserve/share capital                           -                121,000              (121,000)                  -
  Additional paid in capital                        1,000                      -               117,400             118,400
  Cumulative foreign currency translation               -                      -                                         -
  Retained earnings                                (3,600)                (1,222)(1)             3,600             (31,222)
                                                                                 (2)           (30,000)
                                      --------------------   --------------------     -----------------  ------------------

     Total Stockholders' Equity                    (2,500)               119,778                                    87,278
                                      --------------------   --------------------     -----------------  ------------------

     Total Liabilities and
           Stockholders' Equity                        $0               $122,688                    $0            $122,688
                                      ====================   ====================     =================  ==================



ARTCRAFT V, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
For the Period January 1, 2004 through December 31, 2004



                                                                                         Pro Forma
                                      -------------------------------------------------------------------------------------
               Assets                                          SHENZHEN XIN
                                                               KAI YUAN
                                                               INFORMATION
                                                              CONSULTING CO.,
                                           ARTCRAFT V, INC.     LIMITED                  Adjustments         Pro Forma
                                      -------------------------------------------------------------------------------------

Sales revenue                                             $0               $9,580                                    $9,580

                                           ------------------  -------------------                        ------------------

                                                           -                9,580                                     9,580

Cost of goods sold                                         -                    -                                         -

                                           ------------------  -------------------                        ------------------

                                                           -                    -                                         -

Gross Profit                                               -                9,580                                     9,580
                                           ------------------  -------------------                        ------------------

General, selling and
administrative expenses                                3,600               10,905 (2)            30,000              44,505
                                           ------------------  -------------------     -----------------  ------------------

Operating income ( loss )                             (3,600)              (1,325)              (30,000)            (34,925)
                                           ------------------  -------------------     -----------------  ------------------

Nonoperating (income) expense

      Interest income                                      -                 (103)                                     (103)
      Other income                                         -                    -                                         -
      Interest expenses                                    -                    -                                         -

                                           ------------------  -------------------                        ------------------

Total nonoperating income ( expenses )                     -                 (103)                                     (103)
                                           ------------------  -------------------                        ------------------

Income ( loss ) before provision for income tax       (3,600)              (1,222)                                  (34,822)

Provision for income taxes                                 -                    -                                         -
                                           ------------------  -------------------                        ------------------


Net income ( loss )                                  ($3,600)             ($1,222)             ($30,000)           ($34,822)
                                           ==================  ===================     =================  ==================



The accompanying condensed financial statements illustrate the effect of the stock exchange agreement between Artcraft V, Inc. and Shenzhen Xin Kain Yuan Information Consulting Co., Limited, on the Company's financial position and results of operations. The pro forma condensed consolidated balance sheet as August 31, 2005 is based on the historical balance sheets of Artcraft V, Inc. and Shenzhen Xin Kain Yuan Information Consulting Co., Limited, as of that date. The pro forma condensed combined balance sheet assumes the acquisition took place on January 1, 2005. The pro forma condensed consolidated balance sheet as December 31, 2004 is based on the historical balance sheets of Artcraft V, Inc. and Shenzhen Xin Kain Yuan Information Consulting Co., Limited, as of that date. The pro forma condensed combined balance sheet assumes the acquisition took place on January 1, 2004.

The pro forma condensed combined statements of operations for the year ended December 31, 2004 is based on the historical statements of operations of Artcraft V, Inc. and Shenzhen Xin Kain Yuan Information Consulting Co., Limited, and assumes the acquisition took place on January 1, 2004. The pro forma condensed combined statement of operations for the eight months ended August 31, 2005 is based on the historical statements of operations of Artcraft V, Inc. and Shenzhen Xin Kain Yuan Information Consulting Co., Limited and assumes the acquisition took place on January 1, 2005. The pro forma condensed combined financial statements may not be indicative of the actual results of the acquisition and there can be no assurance that the foregoing results will be obtained. In particular, the pro form condensed combined financial statements are based on management's current estimates of the exchange agreement. The actual may differ.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of Artcraft V, Inc. and Shenzhen Xin Kain Yuan Information Consulting Co., Limited.

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


1. Basis for Pro Forma Presentation

The unaudited pro forma combined condensed financial statements of Shenzhen Xin Kain Yuan Information Consulting Co., Limited have been prepared on the basis of assumptions relating to the stock exchange agreement between Artcraft V, Inc. and Shenzhen Xin Kain Yuan Information Consulting Co., Limited and management's best estimates.

2. Pro Forma Adjustments

Certain adjustments have been made to the historical financial statements in order to prepare the pro forma financial information as if the transaction had occurred at the beginning of the fiscal period presented. The adjustments are as follows:

(1) To eliminate the equity of Artcraft V, Inc.

(2) To accrue estimated costs to consummate the transaction.

            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED

                              FINANCIAL STATEMENTS

                                 AUGUST 31, 2005

            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED

                              FINANCIAL STATEMENTS

                                 AUGUST 31, 2005

                                TABLE OF CONTENTS








Statements of Financial Position                                          2

Statements of Income                                                      3

Statements of Cash Flow                                                   4

Statements of Changes in Stockholders' Equity                             5

Notes to Financial Statements                                             6



            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                        STATEMENTS OF FINANCIAL POSITION



                                     ASSETS

                                                            August 31, 2005
                                                              (Unaudited)      December 31, 2004
                                                            -----------------  ----------------
Current Assets
       Cash and cash equivalents                                      $8,517          $119,445
       Receivables from related parties                                  247               242
       Loan receivable                                                91,609                 0
                                                            -----------------  ----------------

               Total Current Assets                                  100,373           119,687
                                                            -----------------  ----------------


Fixed Assets, net                                                     24,440             2,892
                                                            -----------------  ----------------

              Total Fixed Assets                                      24,440             2,892
                                                            -----------------  ----------------

Other Assets
       Prepaid expenses                                                    0               109
                                                            -----------------  ----------------

               Total Other Assets                                          0               109
                                                            -----------------  ----------------

       Total Assets                                                 $124,814          $122,688
                                                            =================  ================


                      LIABILITIES AND STOCKHOLDERS' EQUITY


Current Liabilities
       Accounts payable and accrued expenses                          $3,080            $2,653
       Deferred revenue                                                    0               257
                                                            -----------------  ----------------

       Total Current Liabilities                                       3,080             2,910
                                                            -----------------  ----------------

Stockholders' Equity

       Registered share capital                                      121,000           121,000
       Other comprehensive income                                      3,731                 0
       Retained earnings                                              (2,996)           (1,222)
                                                            -----------------  ----------------

       Total Stockholders' Equity                                    121,735           119,778
                                                            -----------------  ----------------

       Total Liabilities and Stockholders' Equity                   $124,814          $122,688
                                                            =================  ================


            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                              STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                                    Eight Months Ended
                                                            -----------------------------------
                                                               August 31,        August 31,
                                                                  2005              2004
                                                            -----------------  ----------------

Sales, net                                                           $11,873            $5,676

Cost of sales                                                              0                 0
                                                            -----------------  ----------------

       Gross profit                                                   11,873             5,676

General and administrative expenses                                   13,761             3,921
                                                            -----------------  ----------------

       Income (loss) from operations                                  (1,888)            1,755
                                                            -----------------  ----------------

Other (Income) Expense
       Interest income                                                  (114)              (15)
       Interest expense                                                    0                 0
                                                            -----------------  ----------------

       Total Other (Income) Expense                                     (114)              (15)
                                                            -----------------  ----------------

            Income (loss) before income taxes                         (1,774)            1,770

Provison for income taxes                                                  0                 0
                                                            -----------------  ----------------

       Net income (loss)                                             ($1,774)           $1,770
                                                            =================  ================


       Earnings Per Share, Basic and Diluted                          ($1.77)            $5.90
                                                            =================  ================

       Weighted average shares outstanding, Basic and Diluted          1,000               300
                                                            =================  ================

                  SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                            STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                    Eight Months Ended
                                                            -----------------------------------
                                                               August 31,        August 31,
                                                                  2005              2004
                                                            -----------------  ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
       Net Income (loss)                                             ($1,774)           $1,770

Adjustments to reconcile net income (loss) to net
cash (used in) provided by
operating activities:
       Depreciation                                                    1,360                60
       Translation adjustments                                         3,723                 0
       Decrease (Increase) in Receivable from related party               (5)                0
       Decrease (Increase) in prepaid expenses                           109              (170)
       (Decrease) Increase in accounts payable
            and accrued expenses                                         427               503
       (Decrease) Increase in deferred revenue                          (257)                0
                                                            -----------------  ----------------

       Total Adjustments                                               5,357               393
                                                            -----------------  ----------------

       Net cash provided by operations                                 3,583             2,163
                                                            -----------------  ----------------

CASH FLOWS FROM INVESTING ACTIVITIES
       Issuance of loan receivable                                   (91,609)                0
       Purchase of furniture and equipment                           (22,904)           (3,156)
                                                            -----------------  ----------------

       Net cash (used in) provided by investing activities          (114,513)           (3,156)
                                                            -----------------  ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
       Proceed from issuance of stock                                      0            18,150
                                                            -----------------  ----------------

       Net cash (used in) provided by financing activities                 0            18,150
                                                            -----------------  ----------------

       Net change in cash and cash equivalents                      (110,929)           17,157

       Cash and cash equivalents at beginning of year                119,446                 0
                                                            -----------------  ----------------

       Cash and cash equivalents at end of period                     $8,517           $17,157
                                                            =================  ================

       Supplemental cash flows disclosures:

            Income tax payments                                           $0                $0
                                                            =================  ================

            Interest payments                                             $0                $0
                                                            =================  ================



            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY


                                                            August 31, 2005
                                                              (Unaudited)      December 31, 2004
                                                            -----------------  ----------------

Registered share capital
       Balance at beginning of year                                 $121,000                $0
       Common stock issued                                                 0           121,000
                                                            -----------------  ----------------

       Balance at end of period                                      121,000           121,000
                                                            -----------------  ----------------

Other comprehensive income
       Balance at beginning of year                                        0                 0
       Translation adjustment                                          3,731                 0
                                                            -----------------  ----------------

       Balance at end of period                                        3,731                 0
                                                            -----------------  ----------------

Retained earnings
       Balance at beginning of year                                   (1,222)                0
       Net income (loss)                                              (1,774)           (1,222)
                                                            -----------------  ----------------

       Balance at end of period                                       (2,996)           (1,222)
                                                            -----------------  ----------------

Total stockholders' equity at end of period                         $121,735          $119,778
                                                            =================  ================


            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                              FINANCIAL STATEMENTS
                                 AUGUST 31, 2005

Note A - ORGANIZATION

         Shenzhen Xin Kai Yuan Consulting Co., Limited , was legally established on February 24, 2004 under the laws of the Peoples' Republic of China. When used in these notes, the terms "Company," "we," "our," or "us" mean Shenzhen Xin Kai Yuan Consulting Co., Limited .

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Unaudited Interim Financial Information -These financial statements are unaudited and, in the opinion of management, include all adjustments (consisting of normal recurring adjustments and accruals) necessary for a fair presentation of the statement of financial position, operations, and cash flows for the periods presented. Operating results for the eight months ended August 31, 2005 are not necessarily indicative of the results that may be expected for the year ended December 31, 2005, or any future period, due to seasonal and other factors. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting policies have been omitted. These financial statements should be read in conjunction with the December 31, 2004 audited financial statements and accompanying notes.

         Revenue Recognition
         Revenue from marketing fees from customers are recognized when service is provided to the customers based on the terms of the sale, and is recorded net of returns, discounts and allowances.

         Risks and Uncertainties
         The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

         Contingencies
         Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

         If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

         Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                              FINANCIAL STATEMENTS
                                 AUGUST 31, 2005

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Use of Estimates
         The preparation of financial statements in conformity with generally accepted accounting principles in the United States ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include collectibility of accounts receivable, accounts payable, sales returns and recoverability of long-term assets.

         Allowance for Doubtful Accounts
         We have made an allowance for doubtful accounts for trade receivables based on a combination of write-off history, aging analysis, and any specific known troubled accounts.

         Fixed Assets
         Property and equipment are stated at cost less accumulated depreciation. Expenditures for major additions and improvements are capitalized, and minor replacements, maintenance and repairs are charged to expense as incurred. Depreciation is provided on the straight-line method over the estimated useful lives of the assets, or the remaining term of the lease, as follows:

               Furniture and Fixtures                5 years
               Automobile                            5 years
               Computer Hardware and Software        5 years


         Fair Value of Financial Instruments


         Our Company measures its financial assets and liabilities in accordance with GAAP. For certain of the Company's financial instruments, including accounts receivable (trade and related party), notes receivable and accounts payable (trade and related party), and accrued expenses, the carrying amounts approximate fair value due to their short maturities. The amounts owed for long-term debt and revolving credit facility also approximate fair value because interest rates and terms offered to the Company are at current market rates.


         Exchange Gain (Loss):

         During the eight months ended August 31, 2005, the transactions of the Company were denominated in foreign currency and were recorded in Chinese Yuan Renminbi (CNY) at the rates of exchange in effect when the transactions occur. Exchange gains and losses are recognized for the different foreign exchange rates applied when the foreign currency assets and liabilities are settled.

            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                              FINANCIAL STATEMENTS
                                 AUGUST 31, 2005

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Translation Adjustment

         As of August 31, 2005, the transactions of the Companys and its financial statements were expressed, in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards ("SFAS") No. 52, "Foreign Currency Translation," with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders' equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income."

         As of August 31, 2005 the exchange rates between CNY and the USD was CNY$1=USD$0.1237. The weight-average rate of exchange between CNY and USD was CNY$1 = USD$0.12142. Total translation adjustment recognized for the period ended August 31, 2005 is $3,731.


         Statement of Cash Flows


         In accordance with SFAS No. 95, "Statement of Cash Flows," cash flows from the Company's operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.


         Concentration of Credit Risk


         Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.


         Cash and Cash Equivalents
         The Company considers all highly liquid investments purchased with initial maturities of three months or less to be cash equivalents.

         Advertising
         Advertising costs are expensed in the year incurred.

            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                              FINANCIAL STATEMENTS
                                 AUGUST 31, 2005

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Income Taxes
         Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements.

         Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in SFAS No. 109, "Accounting for Income Taxes." As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.


         Earnings Per Share
         The Company uses SFAS No. 128, "Earnings Per Share," for calculating the basic and diluted earnings (loss) per share. Basic earnings (loss) per share are computed by dividing net income (loss) attributable to common stockholders by the weighted average number of common shares outstanding. Diluted earnings per share are computed similar to basic earnings per share except that the denominator is increased to include common stock equivalents, if any, as if the potential common shares had been issued.

         New Accounting Pronouncements
         In January 2003, The Financial Accounting Standards Board (FABB") issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN46"). This interpretation of Accounting Research Bulletin No. 51, requires companies to consolidate the operations of all variable interest entities ("VIE's") for which they are the primary beneficiary. The term "primary beneficiary" is defined as the entity that will absorb a majority of expected losses, receive a majority of the expected residual returns, or both. This interpretation was later revised by the issuance of Interpretation No. 46R ("FIN 46R"). The revision was issued to address certain implementation issues that had arisen since the issuance of the original interpretation and to provide companies with the ability to defer the adoption of FIN46 to period after March 15, 2004. The implementation of FIN No. 46 and FIN 46R, had no material impact on the Company's financial statements.

         In September 2004, the EITF Issue No. 04-08, "The Effect of Contingently Convertible Debt on Diluted Earnings per Share." ("EITF 04-08") was issued stating that contingently convertible debt should be included in diluted earnings per share computations regardless of whether the market price trigger has been met. EITF 04-08 is effective for reporting periods ending after December 15, 2004. The adopted EITF 04-08 will have no material impact on the Company's financial statements.

            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                              FINANCIAL STATEMENTS
                                 AUGUST 31, 2005

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


         On December 16, 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123R"), which replaces SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") and supercedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values, beginning with the first interim or annual period after June 15, 2005. In April 2005, the Securities and Exchange Commission adopted a new rule that amends the compliance date of SFAS 123R, requiring the Company to adopt SFAS 123R in the first quarter of fiscal 2006. The new rule does not change the accounting required by SFAS 123R, it only changes the date for compliace. The pro forma disclosures previously permitted under SFAS 123 no longer will be an alternative to financial statement recognition. Under SFAS 123R, The Company must determine the appropriate fair value model to be used for valuing share-based payments, the amortization method for compensation cost and the transition method to be used at date of adoption. The transition methods include prospective and retroactive adoption options. Under the retroactive options, prior periods may be restated either as of the beginning of the year of adoption or for all periods presented. The prospective method requires that compensation expense be recorded for all unvested stock options and restricted stock at the beginning of the first quarter of adoption of SFAS 123R, while the retroactive methods would record compensation expense for all unvested stock options and restricted stock beginning with the first period restated. The Company is evaluating the requirements of SFAS 123, and it expects that the adoption of SFAS 123R will have no material impact on the Company's financial statements.


          In May 2005, FASB issued FASB Statement 154, "Accounting Changes and Error Corrections -- a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("FAS 154"). FAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. The provisions of FAS 154 require, unless impracticable, retrospective application to prior periods' financial statements of (1) all voluntary changes in accounting principles and (2) changes required by a new accounting pronouncement, if a specific transition is not provided. FAS 154 also requires that a change in depreciation, amortization, or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate, which requires prospective application of the new method. FAS 154 is effective for all accounting changes made in fiscal years beginning after December 15, 2005.

Note C - CASH

         The Company maintains its cash balances at various banks in China and. As of August 31, 2005 there were no uninsured portions of the balances held at these banks.

            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                              FINANCIAL STATEMENTS
                                 AUGUST 31, 2005

Note D - FIXED ASSETS

         Fixed assets consist of the following:

                                              August 31, 2005               December 31, 2004
Office equipment                                           $  3,227                        $ 3,227
Computer equipment and software                              11,974                              -
Automobile                                                   10,934                              -
                                         ---------------------------   ----------------------------

                                                           $ 26,135                        $ 3,227

Accumulated depreciation                                     (1,695)                          (335)
                                         ---------------------------   ----------------------------

                                                           $ 24,440                        $ 2,892
                                         ===========================   ============================

Note E - INCOME TAXES


         The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax ("EIT") is at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax. The Company qualified as a new technology enterprise and under PRC Income Tax Laws, they are subject to a preferential tax rate of 15%.

         Income tax provision for the eight months ended August 31, 2005:

                                                            August 31, 2005


       Provision for PRC Income and local taxes                       $   0
                                                                ------------

       PRC income tax                                                   15%


Note F - LOAN RECEIVABLE

         At August 31, 2005 the Company had a non interest loan receivable to a Company in the amount of $91,609 due on demand.


Note G - RELATED PARTY TRANSACTION

         Throughout the history of the Company, certain members of the Board of Directors, stockholders and general management have made loans to the Company to cover operating expenses or operating deficiencies. The Company has also loaned money to relatives and associates of the major stockholder of the Company. These amounts do not bear interest and are not collateralized.

         At August 31, 2005 the Company had a loan receivable from a shareholder of the Company in the amount of $247.

            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                              FINANCIAL STATEMENTS
                                 AUGUST 31, 2005

Note H - FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying amounts of cash and cash equivalents, accounts receivable, deposits and accounts payable approximate their fair value because of the short maturity of those instruments.

         The carrying amounts of the Company's long-term debt approximate their fair value because of the short maturity and/or interest rates which are comparable to those currently available to the Company on obligations with similar terms.

            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2004

            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2004

                                TABLE OF CONTENTS








Independent Auditor's Report                                               2

Statement of Financial Position                                            3

Statement of Income                                                        4

Statement of Cash Flow                                                     5

Statement of Changes in Stockholders' Equity                               6

Notes to Financial Statements                                              7

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and Stockholders
Shenzhen Xin Kai Yuan Information Consulting Co., Limited
Shenzhen, China


We have audited the accompanying statement of financial position of Shenzhen Xin Kai Yuan Information Consulting Co., Limited ("the Company") as of December 31, 2004, and the related statement of income, change in stockholders' equity, and cash flow for the period from inception (February 24, 2004) through December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shenzhen Xin Kai Yuan Consulting Co., Limited as of December 31, 2004, and the related statement of income and cash flow for the period from inception (February 24, 2004) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.





September 27, 2005
San Diego, California



            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                         STATEMENT OF FINANCIAL POSITION
                               DECEMBER 31, 2004


                                     ASSETS



Current Assets
       Cash and cash equivalents                                             $119,445
       Receivables from related parties                                           242
                                                                   -------------------

               Total Current Assets                                           119,687
                                                                   -------------------


Fixed Assets, net                                                               2,892
                                                                   -------------------

              Total Fixed Assets                                                2,892
                                                                   -------------------

Other Assets
       Prepaid expenses                                                           109
                                                                   -------------------

               Total Other Assets                                                 109
                                                                   -------------------

       Total Assets                                                          $122,688
                                                                   ===================


                                  LIABILITIES AND STOCKHOLDERS' EQUITY


Current Liabilities
       Accounts payable and accrued expenses                                   $2,653
       Deferred revenue                                                           257
                                                                   -------------------

       Total Current Liabilities                                                2,910
                                                                   -------------------

Stockholders' Equity

       Registered share capital                                               121,000
       Retained earnings                                                       (1,222)
                                                                   -------------------

       Total Stockholders' Equity                                             119,778
                                                                   -------------------

       Total Liabilities and Stockholders' Equity                            $122,688
                                                                   ===================


            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                               STATEMENT OF INCOME
   FOR THE PERIOD FROM INCEPTION (FEBRUARY 24, 2004) THROUGH DECEMBER 31, 2004




Sales, net                                                                     $9,580

Cost of sales                                                                       0
                                                                   -------------------

       Gross profit                                                             9,580

General and administrative expenses                                            10,905
                                                                   -------------------

       Income (loss) from operations                                           (1,325)
                                                                   -------------------

Other (Income) Expense
       Interest income                                                           (103)
       Interest expense                                                             0
                                                                   -------------------

       Total Other (Income) Expense                                              (103)
                                                                   -------------------

            Income (loss) before income taxes                                  (1,222)

Provison for income taxes                                                           0
                                                                   -------------------

       Net income (loss)                                                      ($1,222)
                                                                   ===================


       Earnings Per Share, Basic and Diluted                                   ($1.22)
                                                                   ===================

       Weighted average number of shares outstanding, Basic and Diluted         1,000
                                                                   ===================



            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                             STATEMENT OF CASH FLOWS
   FOR THE PERIOD FROM INCEPTION (FEBRUARY 24, 2004) THROUGH DECEMBER 31, 2004




CASH FLOWS FROM OPERATING ACTIVITIES
       Net Income (loss)                                                      ($1,222)

Adjustments to reconcile net loss to net cash provided
   by operating activities:
       Depreciation                                                               335
       Decrease (Increase) in other receivables                                  (242)
       Decrease (Increase) in prepaid expenses                                   (109)
       (Decrease) Increase in accounts payable
            and accrued expenses                                                2,653
       (Decrease) Increase in deferred revenue                                    257
                                                                   -------------------

       Total Adjustments                                                        2,894
                                                                   -------------------

       Net cash provided by operations                                          1,672
                                                                   -------------------

CASH FLOWS FROM INVESTING ACTIVITIES
       Purchase of furniture and equipment                                     (3,227)
                                                                   -------------------

       Net cash (used in) provided by investing activities                     (3,227)
                                                                   -------------------

CASH FLOWS FROM FINANCING ACTIVITIES
       Proceeds from issuance of stock                                        121,000
                                                                   -------------------

       Net cash (used in) provided by financing activities                    121,000
                                                                   -------------------

       Net change in cash and cash equivalents                                119,445

       Cash and cash equivalents at beginning of period                             0
                                                                   -------------------

       Cash and cash equivalents at end of year                              $119,445
                                                                   ===================

       Supplemental cash flows disclosures:

            Income tax payments                                                    $0
                                                                   ===================

            Interest payments                                                      $0
                                                                   ===================



            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
   FOR THE PERIOD FROM INCEPTION (FEBRUARY 24, 2004) THROUGH DECEMBER 31, 2004



Registered share capital
       Balance at beginning of year                                                $0
       Common stock issued                                                    121,000
                                                                   -------------------

       Balance at end of year                                                 121,000
                                                                   -------------------

Retained earnings
       Balance at beginning of year                                                 0
       Net income (loss)                                                       (1,222)
                                                                   -------------------

       Balance at end of year                                                  (1,222)
                                                                   -------------------

Total stockholders' equity at end of year                                    $119,778
                                                                   ===================


            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

Note A - ORGANIZATION

         Shenzhen Xin Kai Yuan Consulting Co., Limited , was legally established on February 24, 2004 under the laws of the Peoples' Republic of China. When used in these notes, the terms "Company," "we," "our," or "us" mean Shenzhen Xin Kai Yuan Consulting Co., Limited .

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Revenue Recognition
         Revenue from marketing fees from customers are recognized when service is provided to the customers based on the terms of the sale, and is recorded net of returns, discounts and allowances.

         Risks and Uncertainties
         The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

         Contingencies
         Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

         If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

         Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Use of Estimates
         The preparation of financial statements in conformity with generally accepted accounting principles in the United States ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include collectibility of accounts receivable, accounts payable, sales returns and recoverability of long-term assets.

         Allowance for Doubtful Accounts
         We have made an allowance for doubtful accounts for trade receivables based on a combination of write-off history, aging analysis, and any specific known troubled accounts.

         Fixed Assets
         Property and equipment are stated at cost less accumulated depreciation. Expenditures for major additions and improvements are capitalized, and minor replacements, maintenance and repairs are charged to expense as incurred. Depreciation is provided on the straight-line method over the estimated useful lives of the assets, or the remaining term of the lease, as follows:

               Furniture and Fixtures                5 years
               Equipment                             5 years
               Computer Hardware and Software        5 years


         Fair Value of Financial Instruments

         Our Company measures its financial assets and liabilities in accordance with GAAP. For certain of the Company's financial instruments, including accounts receivable (trade and related party), notes receivable and accounts payable (trade and related party), and accrued expenses, the carrying amounts approximate fair value due to their short maturities. The amounts owed for long-term debt and revolving credit facility also approximate fair value because interest rates and terms offered to the Company are at current market rates.

         Exchange Gain (Loss):

         During the year ended December 31, 2004, the transactions of the Company were denominated in foreign currency and were recorded in Chinese Yuan Renminbi (CNY) at the rates of exchange in effect when the transactions occur. Exchange gains and losses are recognized for the different foreign exchange rates applied when the foreign currency assets and liabilities are settled.

            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Translation Adjustment

         As of December 31, 2004, the transactions of the Company and its financial statements were expressed in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards ("SFAS") No. 52, "Foreign Currency Translation," with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders' equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income."

         As of December 31, 2004 the exchange rates between CNY and the USD was CNY$1=USD$0.1210. The weight-average rate of exchange between CNY and USD was CNY$1 = USD$0.1210.

         Statement of Cash Flows


         In accordance with SFAS No. 95, "Statement of Cash Flows," cash flows from the Company's operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.


         Concentration of Credit Risk


         Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.


         Cash and Cash Equivalents
         The Company considers all highly liquid investments purchased with initial maturities of three months or less to be cash equivalents.

         Advertising
         Advertising costs are expensed in the year incurred.

            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Income Taxes
         Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements.

         Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in SFAS No. 109, "Accounting for Income Taxes." As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.


         Earnings Per Share
         The Company uses SFAS No. 128, "Earnings Per Share," for calculating the basic and diluted earnings (loss) per share. Basic earnings (loss) per share are computed by dividing net income (loss) attributable to common stockholders by the weighted average number of common shares outstanding. Diluted earnings per share are computed similar to basic earnings per share except that the denominator is increased to include common stock equivalents, if any, as if the potential common shares had been issued.

         New Accounting Pronouncements
         In January 2003, The Financial Accounting Standards Board (FABB") issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN46"). This interpretation of Accounting Research Bulletin No. 51, requires companies to consolidate the operations of all variable interest entities ("VIE's") for which they are the primary beneficiary. The term "primary beneficiary" is defined as the entity that will absorb a majority of expected losses, receive a majority of the expected residual returns, or both. This interpretation was later revised by the issuance of Interpretation No. 46R ("FIN 46R"). The revision was issued to address certain implementation issues that had arisen since the issuance of the original interpretation and to provide companies with the ability to defer the adoption of FIN46 to period after March 15, 2004. The implementation of FIN No. 46 and FIN 46R, had no material impact on the Company's financial statements.

         In September 2004, the EITF Issue No. 04-08, "The Effect of Contingently Convertible Debt on Diluted Earnings per Share." ("EITF 04-08") was issued stating that contingently convertible debt should be included in diluted earnings per share computations regardless of whether the market price trigger has been met. EITF 04-08 is effective for reporting periods ending after December 15, 2004. The adopted EITF 04-08 will have no material impact on the Company's financial statements.

            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


         On December 16, 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123R"), which replaces SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") and supercedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values, beginning with the first interim or annual period after June 15, 2005. In April 2005, the Securities and Exchange Commission adopted a new rule that amends the compliance date of SFAS 123R, requiring the Company to adopt SFAS 123R in the first quarter of fiscal 2006. The new rule does not change the accounting required by SFAS 123R, it only changes the date for compliace. The pro forma disclosures previously permitted under SFAS 123 no longer will be an alternative to financial statement recognition. Under SFAS 123R, The Company must determine the appropriate fair value model to be used for valuing share-based payments, the amortization method for compensation cost and the transition method to be used at date of adoption. The transition methods include prospective and retroactive adoption options. Under the retroactive options, prior periods may be restated either as of the beginning of the year of adoption or for all periods presented. The prospective method requires that compensation expense be recorded for all unvested stock options and restricted stock at the beginning of the first quarter of adoption of SFAS 123R, while the retroactive methods would record compensation expense for all unvested stock options and restricted stock beginning with the first period restated. The Company is evaluating the requirements of SFAS 123, and it expects that the adoption of SFAS 123R will have no material impact on the Company's financial statements.


          In May 2005, FASB issued FASB Statement 154, "Accounting Changes and Error Corrections -- a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("FAS 154"). FAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. The provisions of FAS 154 require, unless impracticable, retrospective application to prior periods' financial statements of (1) all voluntary changes in accounting principles and (2) changes required by a new accounting pronouncement, if a specific transition is not provided. FAS 154 also requires that a change in depreciation, amortization, or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate, which requires prospective application of the new method. FAS 154 is effective for all accounting changes made in fiscal years beginning after December 15, 2005.

Note C - CASH

         The Company maintains its cash balances at various banks in China and. As of December 31, 2004 there were no uninsured portions of the balances held at these banks.

            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

Note D - FIXED ASSETS

         Fixed assets consist of the following:

                                          2004
                                  ------------------
Office equipment                            $ 3,227
                                  ------------------

                                            $ 3,227

Accumulated depreciation                       (335)
                                  ------------------

                                            $ 2,892
                                  ==================



Note E - INCOME TAXES


         The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax ("EIT") is at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax. The Company qualified as a new technology enterprise and under PRC Income Tax Laws, they are subject to a preferential tax rate of 15%.


         Income tax provision for the year ended December 31, 2004:

                                                         December 31, 2004


       Provision for PRC Income and local taxes                       $  0
                                                                ----------

       PRC income tax                                                  15%


Note F - RELATED PARTY TRANSACTION

         Throughout the history of the Company, certain members of the Board of Directors, stockholders and general management have made loans to the Company to cover operating expenses or operating deficiencies. The Company has also loaned money to relatives and associates of the major stockholder of the Company. These amounts do not bear interest and are not collateralized.

         At December 31, 2004 the Company had a loan receivable from a shareholder of the Company in the amount of $242.










            SHENZHEN XIN KAI YUAN INFORMATION CONSULTING CO., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

Note G - FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying amounts of cash and cash equivalents, accounts receivable, deposits and accounts payable approximate their fair value because of the short maturity of those instruments.

         The carrying amounts of the Company's long-term debt approximate their fair value because of the short maturity and/or interest rates which are comparable to those currently available to the Company on obligations with similar terms.